                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K







                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 10, 2003


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
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                 (Exact name of registrant specified in Charter)


         Delaware                 333-103927                13-3416059
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     (State or other             (Commission              (IRS Employer
     jurisdiction of             File Number)           Identification No.)
      incorporation)

                 250 Vesey Street
       4 World Financial Center 28th Floor
               New York, New York                                  10080
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    (Address of principal executive offices)                      Zip Code


           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
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         (Former name and former address, if changed since last report)

ITEM 5. Other Events.(1)

      Attached as an exhibit are certain materials (the "Computational Materials") furnished to the Registrant by Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter") in respect of Specialty Underwriting & Residential Finance, Mortgage Loan Asset-Backed Certificates, Series 2003-BC2 (the "Certificates"). The Certificates are being offered pursuant to a Prospectus Supplement which is expected to be dated June 23, 2003 and a Prospectus which is dated May 27, 2003 (together, the "Prospectus"). The Prospectus will be filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (333-103927) (the "Registration Statement"). The Computational Materials are incorporated by reference in the Registration Statement.

      The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

      Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.


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(1) Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

ITEM 7. Financial Statements; Pro Forma Information and Exhibits.

        (a)   Not applicable.

        (b)   Not applicable.

        (c)   Exhibits:

              99.1  Computational Materials

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                         By:    /s/ Vincent A. Mora, Jr.
                                                -------------------------------
                                         Name:  Vincent A. Mora, Jr.
                                         Title: Managing Director

Date: June 11, 2003

                                  EXHIBIT INDEX

Exhibit No.                 Description                    Page No.
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99.1                        Computational Materials